Supplement Dated September 18, 2012
To the Product Prospectuses for:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account M

Lincoln VUL-1 Lincoln VULCV

The information in this supplement updates and amends certain information contained in the last product prospectus you received.  Keep this supplement with your prospectus for reference.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT – Sub-Accounts and Funds.  While there are no changes to the following funds, the descriptions of their investment objectives have been re-stated to more closely align with the way the objectives are stated in the underlying fund prospectuses.

Delaware VIP® Trust
•	Small Cap Value Series: Capital Appreciation
•	Smid Cap Growth Series: Long-Term Capital Appreciation

For additional information about the funds, please refer to the funds’ prospectuses.